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                       EXCEPTIONS TO NON-RECOURSE GUARANTY
                                  (WICKERTREE)

     This Exceptions to Non-Recourse Guaranty is entered into as of October 31, 1997, by the undersigned (collectively, the "Key Principal whether one or more), in order to induce GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender") to make a loan to AIMCO/WICKERTREE, L.P., a Delaware limited partnership (the "Borrower") in the amount of $ 4,231,700.00 (the "Loan").

                                    RECITALS

     A. The Loan is evidenced by a Multifamily Note from Borrower to Lender as of even date herewith (the "Multifamily Note"), as modified by an Addendum to Multifamily Note of even date herewith (the "Addendum"). The Loan is secured by a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt of even date herewith (the "Multifamily Instrument"), covering the property described in the Multifamily Instrument (the "Property"). The Multifamily Instrument is amended and supplemented by a Rider to Multifamily Instrument and a Supplemental Rider to Multifamily Instrument each as of even date herewith (collectively, the "Rider").

     B. The Multifamily Note, as modified by the Addendum and as further amended from time to time, shall be referred to in this Exceptions to Non-Recourse Guaranty as the "Note." The Multifamily Instrument, as modified by the Rider and as further amended from time to time, shall be referred to in this Exceptions to Non-Recourse Guaranty as the "Instrument." The term "Loan Documents" when used in this Exceptions to Non-Recourse Guaranty, shall mean, collectively, the following documents: (i) the Note, (ii) the Instrument, and
(iii) all other documents or agreements, including any Collateral Agreements (as defined in the Rider) or O&M Agreement (as defined in the Rider), executed in connection with the Loan, whether presently existing or hereinafter entered into, as such Loan Documents may be amended from time to time.

     C. Lender is unwilling to make the Loan unless the undersigned Key Principal executes this Exceptions to Non-Recourse Guaranty.

     NOW, THEREFORE, in order to induce Lender to make the Loan evidenced by the Note and secured by the Instrument, and in consideration thereof, Key Principal hereby (i) irrevocably and unconditionally guarantees the full and prompt payment to Lender of all amounts which may from time to time while the Note is outstanding and unpaid become due and owing by Borrower, whether principal, interest or other sums, for which Borrower may from time to time, or at any time be personally liable for payment to Leader under the Note and the Instrument (due to the applicability of the exceptions to non-recourse liability provisions as contained in paragraph C of the Addendum and paragraph L of the Rider) (the "Guaranteed Obligations"), and (ii) agrees to pay, on demand, all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by Lender in enforcing its rights under this Exceptions to Non-Recourse Guaranty. All obligations of Key Principal under the Exceptions to Non-Recourse Guaranty shall be joint and several among all persons (if more than one) included as a Key Principal. This Exceptions to Non-Recourse Guaranty is an unconditional guaranty of payment, and not a guaranty of collection, and may be enforced by Lender directly against Key Principal without any requirement that Lender must first exercise its rights against Borrower or any general partner of Borrower or any collateral or other security for payment of the Note.

     The obligations of Key Principal under this Exceptions to Non-Recourse Guaranty shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Instrument, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Key Principal hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Exceptions to Non-Recourse Guaranty, and agrees that the obligations of Key Principal shall not be affected by any circumstances, whether or not referred to in this Exceptions to Non-Recourse Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Key Principal hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Key Principal hereby waives diligence, presentment, demand for payment, protest, all notices which may be required by statute, rule of law or otherwise to preserve intact Lender's rights against Key Principal under this Exceptions to Non-Recourse Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, notice of the incurring by Borrower of any of the Guaranteed Obligations, and, generally, all demands, notices and other formalities of every kind in connection with this Exceptions to Non-Recourse Guaranty, and all rights to require Lender to (a) proceed against Borrower or, if Borrower is a partnership, any general partner of Borrower, (b) proceed against or exhaust any collateral held by Lender to secure the payment of the Loan, or (c) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower.

     Key Principal hereby agrees that, at any time or from time to time and any number of times, without notice to Key Principal and without affecting the liability of Key Principal, (a) the time for payment of the principal of or interest on the Note may be extended or the Note may be renewed in whole or in part one or more times; (b) the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, the


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Instrument or any other Loan Document evidencing, securing or governing the
Loan, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Note may be accelerated as provided therein or in the Instrument, or any other Loan Document; (d) the Note, the Instrument, or any other Loan Document, may be modified or amended by Lender and Borrower in any respect, including, but not limited to, an increase in the principal amount; and (e) any security for the Loan may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Loan.

     If any payment by Borrower is held to constitute a preference under any applicable bankruptcy or similar laws, or if for any reason Lender is required to refund any sums to Borrower, such amounts shall not constitute a release of any liability of Key Principal hereunder. It is the intention of Lender and Key Principal that Key Principal's obligations hereunder shall not be discharged except by Key Principal's performance of such obligations and then only to the extent of such performance.

     Key Principal agrees that any indebtedness of Borrower now or hereafter held by Key Principal is hereby and shall be subordinated to all indebtedness of Borrower to Lender and any such indebtedness of Borrower shall be collected, enforced and received by Key Principal, as trustee for Lender, but without reducing or affecting in any manner the liability of Key Principal under the other provisions of this Exceptions to Non-Recourse Guaranty.

     Key Principal agrees that Lender, in its sole and absolute discretion, may
(a) bring suit against Key Principal, or any one or more of the individuals constituting Key Principal, and any other guarantor of the Note, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the individuals constituting Key Principal for such consideration as Lender may deem proper; (c) release one or more of the individuals constituting Key Principal, or any other guarantors of the Note, from liability thereunder; and (d) otherwise deal with Key Principal and any other guarantor of the Note, or any one or more of them, in any manner whatsoever, and that no such action shall impair the rights of Leader to collect the Guaranteed Obligations from Key Principal. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of the Key Principal with respect to any other guarantor of the Note.

     Lender may assign its rights under this Exceptions to Non-Recourse Guaranty in whole or in part and upon any such assignment, all the terms and provisions of this Exceptions to Non-Recourse Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall include, in addition to Lender, any lawful owner, holder or pledgee of the Note.

     Key Principal shall have no right of, and hereby waives any claim for, subrogation or reimbursement against the Borrower or any general partner of Borrower by reason of any payment by Key Principal under this Exceptions to Non-Recourse Guaranty, whether such right or claim arises at law or in equity or under any contract or statute.

     Key Principal hereby waives trial by jury in any action or proceeding commenced by Lender against Key Principal under this Exceptions to Non-Recourse Guaranty.

     Key Principal hereby waives and agrees not to assert, INTER ALIA: (a) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of Sections 12-164 ET SEQ., Arizona Revised Statutes; and (b) the benefits of any statutory provision limiting the right of the Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the Note, after any foreclosure or trustee's sale of any security for the Note, including without limitation the benefits, if any to a Surety of Arizona Revised Statutes Section 33-814.

     THIS EXCEPTIONS TO NON-RECOURSE GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS, AND STATEMENTS, ORAL OR WRITTEN, ARE MERGED INTO THIS EXCEPTIONS TO NON-RECOURSE GUARANTY AND THE OTHER LOAN DOCUMENTS. NEITHER THIS EXCEPTIONS TO NON-RECOURSE GUARANTY NOR ANY PROVISION HEREOF MAY BE WAIVED, MODIFIED, AMENDED, DISCHARGED, OR TERMINATED EXCEPT BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH THE ENFORCEMENT OF SUCH WAIVER, MODIFICATION, AMENDMENT, DISCHARGE, OR TERMINATION IS SOUGHT, AND THEN ONLY TO THE EXTENT SET FORTH IN SUCH AGREEMENT.

     Each of the terms and provisions, and rights and obligations of Key Principal hereunder shall be governed by, interpreted, construed and enforced pursuant to and in accordance with the laws of the State in which the Property is located (the "Property Jurisdiction") and the applicable laws of the United States of America. Key Principal agrees that any controversy arising under or in relation to this Exceptions to Non-Recourse Guaranty shall be, except as otherwise provided herein, litigated in the Property Jurisdiction. The local and federal courts and authorities with jurisdiction in the Property Jurisdiction shall, except as otherwise provided herein, have jurisdiction over all controversies which may arise under or in relation to this Exceptions to Non-Recourse Guaranty, including without limitation those controversies relating to the execution, jurisdiction, breach, enforcement or compliance with this Exceptions to Non-Recourse Guaranty. Key Principal irrevocably consents to service, jurisdiction and venue of such courts for any litigation arising from the Exceptions to Non-Recourse Guaranty, and waives any other venue


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to which it might be entitled by virtue of domicile, habitual residence or otherwise. Nothing contained herein, however, shall prevent Lender from bringing any suit, action or proceeding or exercising any rights against Key Principal in any other jurisdiction. Initiating such suit, action or proceeding or taking such action in any other jurisdiction shall in no event constitute a waiver of the agreement contained herein that the laws of the Property Jurisdiction and the applicable laws of the United States of America shall govern the rights and obligations of Key Principal and Lender as provided herein or the submission herein by Key Principal to personal jurisdiction within the Property Jurisdiction.



                                        Key Principal:

                                        APARTMENT INVESTMENT AND MANAGEMENT
                                        COMPANY, A MARYLAND CORPORATION


                                        By: /s/ Harry Alcock
                                           -------------------------------------
                                           Harry Alcock
                                           Vice President

                                        Address:  1873 S. Bellaire Street
                                                  17th Floor
                                                  Denver, Colorado 80222

                                        AIMCO PROPERTIES, L.P., A DELAWARE
                                        LIMITED PARTNERSHIP

                                        By:  AIMCO-GP, INC., a Delaware
                                             corporation, its General Partner


                                             By: /s/ Harry Alcock
                                                --------------------------------
                                                Harry Alcock
                                                Vice President

                                             Address:  1873 S. Bellaire Street
                                                       17th Floor
                                                       Denver, Colorado 80222




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